UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2011

LTS Nutraceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-162469	27-0374885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 East Las Olas Blvd.

Suite 830

Ft. Lauderdale, Florida 33301

 (Address of principal executive offices) (zip code)

(954) 462-8895

 (Registrant's telephone number, including area code)

Copies to:

Jolie Kahn, Esq.

1020 Riverview

Conshohocken, PA 19428

Phone: (215) 253-6645

Fax: (866) 705-3071

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OF ASSETS

On December 14, 2011, LTS Nutraceuticals, Inc. (“LTSN”) filed a Current Report on Form 8-K to report that on December 14, 2011, LTSN completed its acquisition of 81.58% of the issued and outstanding stock of Biocalth International, Inc. (“Purchased Shares”), which was 26,555,340 shares of Biocalth International, Inc. stock.  LTSN issued to the shareholders of Biocalth International, Inc. 1,989,756 shares of LTSN common stock as consideration for the Purchased Shares.

All shares issued in connection with the purchase of the Purchased Shares by LTSN were transferred in connection with a private placement transaction exempt from registration under Section 4(2) under the Securities Act of 1933, as amended.  No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

We are filing this amendment to our December 14, 2011 Current Report on Form 8-K to include the financila information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited Combined Financial Statements of Giantceutical, Inc., Herb Source Enterprise, Inc., Biocalth International (S.F.), Corp., and Biocalth International (N.Y.), Corp., including the Combined Balance Sheet and the related Combined Statements of Operations, Stockholders’ Deficit and Cash Flows for the fiscal year ended December 31, 2009 and the audited Consolidated Financial Statements of Biocalth International, Inc., including the Consolidated Balance Sheet as of December 31, 2010 and the related Consolidated Statement of Operations, Stockholder’s Equity and Cash Flows for the fiscal year ended December 31, 2010 and notes thereto, are attached as Exhibit 99.3 and incorporated herein by reference.

The 2009 audited financials were for a combined group of companies that were under common control whose operations were merged into Biocalth International, Inc. during 2010. This is the reason the 2010 audited financial statements are consolidated.

The unaudited Condensed Consolidated Financial Statements of Biocalth International, Inc., including the Condensed Consolidated Balance Sheet as of September 30, 2011, and the related Condensed Consolidated Statements of Operations, and Cash Flows for the nine months ended September 30, 2011 and September 30, 2010 and the notes thereto, are attached as exhibit 99.4 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and the nine months ended September 30, 2011 is attached as Exhibit 99.5 and is incorporated herein by reference.

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(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1 99.2 99.3	Share Purchase Agreement, dated October 20, 2011* Amendment to Share Purchase Agreement, dated December 14, 2011* The audited Financial Statements listed in Item 9.01 (a) above.
99.4	The unaudited Condensed Consolidated Financial Statements of Biocalth International, Inc. listed in Item 9.01 (a) above.
99.5	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

*                 Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2011

Certain statements in this Current Report on Form 8-K/A constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K/A contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments thereto. Any forward-looking statements included in this Current Report on Form 8-K/A are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTS NUTRACEUTICALS, INC.

Dated: February 10, 2012	By:	/s/ Jerry Rayman
Name: Jerry Rayman

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EXHIBIT INDEX

     The following exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1 99.2 99.3

Share Purchase Agreement, dated October 20, 2011*

Amendment to Share Purchase Agreement, dated December 14, 2011*

The audited Consolidated Financial Statements of Biocalth International, Inc. listed in Item 9.01 (a) above.

99.4	The unaudited Condensed Consolidated Financial Statements of Biocalth International, Inc. listed in Item 9.01 (a) above.
99.5	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

*                 Previously filed as an exhibit to the 8-K Report filed with the Securities and Exchange Commission on December, 2011